UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 21, 2014

Analogic Corporation

(Exact name of registrant as specified in its charter)

Massachusetts	0-6715	04-2454372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8 Centennial Drive, Peabody, Massachusetts		01960
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 978-326-4000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 21, 2014, Registrant held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”), at which a quorum was present in person or by proxy. At the Annual Meeting, our stockholders approved the following:

(1) Amended and Restated 2009 Stock Incentive Plan (the “2009 Plan”), which, among other things:

•	Increases the number of shares of common stock reserved for issuance from 2,200,000 to 4,453,518, such that from and after stockholder approval of the 2009 Plan, 2,475,000 shares the “Available Share Limit” will be available for future issuance. The Available Share Limit may be increased by the number of shares forfeited and/or returned to the 2009 Plan pursuant to awards granted prior to stockholder approval.

•	Permits shares used to satisfy tax withholding obligations on full value awards to be added back to the number of shares available for the future grant of awards.

•	Makes dividends or dividend equivalents on performance-based shares only payable at such time and to the extent the conditions for vesting have been satisfied.

•	Prohibits the payment of dividend equivalents in respect of stock options and stock appreciation rights.

•	Clarifies that restrictions on repricing apply to the cancellation of outstanding options or SARs with an exercise or measurement price above the then-current fair market value in exchange for a cash payment (other than in the context of a merger, consolidation, or other corporate event).

•	Revises the list of performance measures that may be used to establish performance-based awards and the items that may be excluded to adjust such performance measures.

•	Adds provisions related to compliance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

•	Removes minimum vesting requirements for options, restricted stock awards and other stock-based awards.

•	Limits the term of stock options and stock appreciate rights to a maximum of seven (7) years.

The 2009 Plan had previously been adopted by our Board of Directors. A summary of the 2009 Plan’s terms, including a discussion of awards to our executive officers under the 2009 Plan, was provided in the definitive proxy statement filed by us with the Securities and Exchange Commission on November 27, 2013 under the heading “Proposal 4 – Proposal to Approve the Amended and Restated Analogic 2009 Stock Incentive Plan” and is incorporated herein by reference. A copy of the 2009 Plan is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(2) Amended and Restated Employee Stock Purchase Plan (the “ESPP”), which, among other things: (i) expands the employees eligible to participate in the ESPP to include “highly compensated employees” as defined in the Code and (ii) increases the maximum value of stock that each employee can purchase from $2,600 to $12,500 in each of the two payment periods per year.

The ESPP had previously been adopted by our Board of Directors. A summary of the ESPP’s terms was provided in the definitive proxy statement filed by us with the Securities and Exchange Commission on November 27, 2013 under the heading “Proposal 5 – Proposal to Approve the Amended and Restated Employee Stock Purchase Plan” and is incorporated herein by reference. A copy of the ESPP is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

(3) 2014 Annual Incentive Compensation Plan, which, among other things, is intended to permit the payment of awards that qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code.

The 2014 Annual Incentive Compensation Plan had previously been adopted by our Board of Directors. A summary of the 2014 Annual Incentive Compensation Plan’s terms was provided in the definitive proxy statement filed by us with the Securities and Exchange Commission on November 27, 2013 under the heading “Proposal 6 – Proposal To Approve the 2014 Annual Incentive Compensation Plan” and is incorporated herein by reference. A copy of the 2014 Annual Incentive Compensation Plan is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07: Submission of Matters to a Vote of Security Holders

The following is a brief description and vote count of all items voted on at the Annual Meeting:

Proposal 1 – Election of Directors. Our stockholders elected nine directors for a one-year term, to hold office until our 2015 Annual Meeting, and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstain	Broker Non-Votes
Bernard C. Bailey	11,477,632	112,645	24,929	439,305
Jeffrey P. Black	11,351,526	238,751	24,929	439,305
James W. Green	11,479,063	110,864	25,279	439,305
James J. Judge	11,475,578	114,249	25,379	439,305
Kevin C. Melia	11,340,818	249,409	24,979	439,305
Michael T. Modic	11,152,413	437,464	25,329	439,305
Fred B. Parks	11,349,573	240,254	25,379	439,305
Sophie V. Vandebroek	11,419,207	171,020	24,979	439,305
Edward F. Voboril	11,280,350	309,951	24,905	439,305

Proposal 2 – Ratification of Auditors. Our stockholders ratified the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending July 31, 2014.

For	Against	Abstain	Broker Non- Votes
11,708,054	321,960	24,497	0

Proposal 3 – Advisory Vote on Executive Compensation. Our stockholders approved, on a non-binding, advisory basis, the compensation of our named executive officers.

For	Against	Abstain	Broker Non- Votes
11,046,996	530,013	38,197	439,305

Proposal 4 – 2009 Stock Incentive Plan. Our stockholders approved the amendment and restatement of our 2009 Stock Incentive Plan.

For	Against	Abstain	Broker Non- Votes
8,270,081	3,304,990	40,135	439,305

Proposal 5 – Employee Stock Purchase Plan. Our stockholders approved the amendment and restatement of our Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non- Votes
11,369,681	166,527	78,998	439,305

Proposal 6 – 2014 Annual Incentive Compensation Plan. Our stockholders approved the 2014 Annual Incentive Compensation Plan.

For	Against	Abstain	Broker Non- Votes
11,140,812	430,122	44,272	439,305

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Amended and Restated 2009 Stock Incentive Plan

99.2	Amended and Restated Employee Stock Purchase Plan

99.3	2014 Annual Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANALOGIC CORPORATION

January 27, 2014	By:	/s/ John J. Fry
Name: John J. Fry
Title: Senior Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Amended and Restated 2009 Stock Incentive Plan

99.2	Amended and Restated Employee Stock Purchase Plan

99.3	2014 Annual Incentive Compensation Plan